Offerings - Offering: 1	May 04, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Stock
Amount Registered | shares	5,237,485
Proposed Maximum Offering Price per Unit	148.35
Maximum Aggregate Offering Price	$ 776,980,899.75
Fee Rate	0.01381%
Amount of Registration Fee	$ 107,301.06
Offering Note	Estimated solely for the purpose of calculating the registration fee in accordance with Rules 457(c) and 457(h) under the Securities Act of 1933, as amended, on the basis of the average of the reported high and low sales prices for the Registrant's common stock, par value $1.00, as reported by the New York Stock Exchange on May 4, 2026.